Exhibit 10.2

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call / Coll	Account	Officer	Initials
$1,906,781.18	07-11-2011	09-09-2011	1089922418	410 / 4	MACC PE00	755
References in the boxes above are for Lender’s use only and do not limit the applicability of this document to any particular loan or item.
Any item above containing “***” has been omitted due to text length limitations.

Borrower:	MACC PRIVATE EQUITIES INC. 101 2ND ST SE SUITE 800 CEDAR RAPIDS, IA 52401-1219		Lender:	CEDAR RAPIDS BANK AND TRUST COMPANY 500 1ST AVENUE NE STE 100 CEDAR RAPIDS, IA 52401

LOAN TYPE.  This is a Variable Rate Nondisclosable Loan to a Corporation for $1,906,781.18 due on September 9, 2011.  This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

☐	Personal, Family, or Household Purposes or Personal Investment.

☐	Business (Including Real Estate Investment).

SPECIFIC PURPOSE.  The specific purpose of this loan is: Origianl purpose to refinance SBA debentures.

DISBURSEMENT INSTRUCTIONS.  Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been satisfied.  Please disburse the loan proceeds of $1,906,781.18 as follows:

Other Disbursements:	$1,906,781.18
$1,906,781.18 Amount disbursed

Note Principal:	$1,906,781.18

CHARGES PAID IN CASH.  Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$0.00

Other Charges Paid in Cash:	$500.00
$500.00 documentation Fee

Total Charges Paid in Cash:	$500.00

BORROWER ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THIS DISBURSEMENT REQUEST AND AUTHORIZATION AND ALL OTHER DOCUMENTS RELATING TO THIS DEBT.

FINANCIAL CONDITION.  BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER.  THIS AUTHORIZATION IS DATED JULY 11, 2011.

BORROWER:

MACC PRIVATE EQUITIES, INC.

By:	/s/ David R. Schroder	By:	/s/ Robert A. Comey
	DAVID R SCHRODER, President/Secretary of MACC		Robert A Comey, Executive V. P./CFO of MACC
	PRIVATE EQUITIES INC.		PRIVATE EQUITIES INC.